Exhibit 99.2



OCWEN ASSET INVESTMENT CORP.
PRO FORMA FINANCIAL INFORMATION

                                          OCWEN ASSET INVESTMENT CORP.
                        UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                                                AT MARCH 31, 1998
                                             (DOLLARS IN THOUSANDS)

                                                                   Historical      Pro Forma            Total
                                                                    Company       Adjustments         Pro Forma
                                                                 -------------   -------------      -------------

                                ASSETS
Cash and amounts due from depository institutions .............    $       373                        $       373
Interest bearing deposits .....................................          7,236                              7,236
Securities held for trading ...................................         42,545                             42,545
Securities available for sale, at market value ................        157,992                            157,992
Loan portfolio, net ...........................................        144,605                            144,605
Discount loan portfolio, net ..................................         27,108                             27,108
Investment in real estate, net ................................         58,866    $  100,150 (1)          159,016
Principal and interest receivable .............................          5,083                              5,083
Deposits on pending asset acquisitions ........................          3,004                              3,004
Other assets ..................................................            913                                913
                                                                   -----------                        -----------
                                                                   $   447,725                        $   547,875
                                                                   ===========                        ===========

                 LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
Securities sold under agreements to repurchase ................    $    85,274                        $    85,274
Obligation outstanding under lines of credit ..................         81,890    $  100,150 (1)          182,040
Dividends and distributions payable ...........................          4,825                              4,825
Accrued expenses, payables and other liabilities ..............          5,625                              5,625
                                                                   -----------                        -----------
                                                                       177,614                            277,764
                                                                   -----------                        -----------

Minority interest .............................................          5,754                              5,754

SHAREHOLDERS' EQUITY:
Preferred stock, $.01 par value; 25,000,000 shares authorized;
  0 shares issued and outstanding .............................             --                                 --
Common Stock, $.01 par value; 200,000,000 shares authorized;
  19,125,000 shares issued; 18,965,000 shares outstanding .....            191                                191
Additional paid-in capital ....................................        283,497                            283,497
Distributions in excess of earnings ...........................        (17,353)                           (17,353)
Unrealized gain on securities available for sale ..............          1,017                              1,017
Treasury stock at cost (160,000 shares) .......................         (2,995)                            (2,995)
                                                                   -----------                        -----------
  Total shareholders' equity ..................................        264,357                            264,357
                                                                   -----------                        -----------
                                                                   $   447,725                        $   547,875
                                                                   ===========                        ===========


(1) Represents the purchase of the Bush Street Property for $100.2 million, which was funded by a $75.0 million loan from Salomon Brothers Realty Corp. at LIBOR plus 175 basis points (7.44 % at April 8, 1998) and from $25.2 million of borrowings from other sources at approximately the same rate.

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

                                           OCWEN ASSET INVESTMENT CORP.
                        UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                          May 14, 1997 TO December 31, 1997
                                              (Dollars in thousands)


                                                                          Historical
                                                                             Bush
                                                            Historical      Street       Pro Forma        Total
                                                            Company (1)   Property (1)   Adjustment     Pro Forma
                                                            -----------   ------------   ----------    ----------

Interest Income .........................................    $   13,462    $       --                  $   13,462

Interest Expense ........................................            --            --    $ 4,697 (3)        4,697
                                                             ----------    ----------                  ----------

Net interest income before provision for loan losses ....        13,462            --                       8,765
Provision for loan losses ...............................            --            --                          --
                                                             ----------    ----------                  ----------
  Net interest income after provision for loan losses ...        13,462            --                       8,765

Operating income:
  Real estate investments ...............................         2,210         5,196                       7,406
  Other .................................................            13            --                          13
                                                             ----------    ----------                  ----------
                                                                  2,223 (2)     5,196                       7,419

Operating expenses ......................................         3,883 (2)     1,936      1,300 (4)        7,119

Loss on securities held for trading .....................            --            --                          --
                                                             ----------    ----------                  ----------

Income before minority interest .........................        11,802         3,260                       9,065
Minority interest in net income of operating partnership.            (9)           --                          (9)
                                                             ----------    ----------                  ----------
Net income ..............................................    $   11,793    $    3,260                  $    9,056
                                                             ==========    ==========                  ==========

Funds from Operations ...................................    $   11,971                                $   10,534
                                                             ==========                                ==========

(1) Historical results are based upon actual results of operations from May 14, 1997 through December 31, 1997.

(2) For purposes of this pro forma statement, historical operating expenses of the Company include approximately $728,000 of expenses which are included in operating income in the Company's Consolidated Statement of Operations for the period from May 14, 1997 to December 31, 1997.

(3) Represents interest expense on the $75.0 million loan from Salomon Brothers Realty Corp. at LIBOR plus 175 basis points (7.44% at April 8,
      1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If the LIBOR rate were to change by 12.5 basis points, interest expense would change by approximately $123,000 during a one-year period.

(4) Represents depreciation expense on an $81.2 million valuation of the building for financial reporting purposes and a 39 year useful life.

                                            OCWEN ASSET INVESTMENT CORP.
                         UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                               (DOLLARS IN THOUSANDS)

                                                                            Historical
                                                                               Bush
                                                              Historical      Street      Pro Forma       Total
                                                              Company (1)   Property (1)  Adjustment    Pro Forma
                                                             ------------   ------------  ----------   -----------

Interest income ...........................................    $   4,353      $     --                   $   4,353

Interest expense ..........................................          694            --    $ 1,879 (3)        2,573
                                                               ---------      --------                   ---------

Net interest income before provision for loan losses ......        3,659            --                       1,780
Provision for loan losses .................................          105            --                         105
                                                               ---------      --------                   ---------
       Net interest income after provision for loan losses.        3,554            --                       1,675

Operating income:
  Real estate investments .................................        2,034         2,231                       4,265
  Other ...................................................            8            --                           8
                                                               ---------      --------                   ---------
                                                                   2,042 (2)     2,231                       4,273

Operating expenses ........................................        2,332 (2)       683        520 (4)        3,535

Loss on securities held for trading .......................      (13,958)           --                     (13,958)
                                                               ---------      --------                   ---------

Loss  before minority interest ............................      (10,694)        1,548                     (11,545)
Minority interest in net loss  of operating partnership ...          190            --                         190
                                                               ---------      --------                   ---------
         Net (loss) income ................................    $ (10,504)     $  1,548                   $ (11,355)
                                                               =========      ========                   =========

Funds from operations .....................................    $   3,758                                 $   3,427
                                                               =========                                 =========


(1) Historical results are based upon actual results of operations for the three months ended March 31, 1998.

(2) For purposes of this pro forma statement, historical operating expenses of the Company include approximately $1.2 million of expenses which are included in operating income in the Company's Consolidated Statement of Operations for the period from January 1, 1998 through March 31, 1998.

(3) Represents interest expense on the $75.0 million loan from Salomon Brothers Realty Corp. at LIBOR plus 175 basis points (7.44% at April 8,
      1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If the LIBOR rate were to change by 12.5 basis points, interest expense would change by approximately $123,000 during a one-year period.

(4) Represents depreciation expense on an $81.2 million valuation of the building for financial reporting purposes and a 39 year useful life.

                                           OCWEN ASSET INVESTMENT CORP.
                        UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                          May 14, 1997 to March 31, 1998
                                              (Dollars in thousands)

                                                                           Historical
                                                                              Bush
                                                             Historical      Street       Pro Forma      Total
                                                             Company (1)   Property (1)   Adjustment    Pro Forma
                                                            ------------   ------------   ----------   ----------

Interest Income .........................................      $ 17,815       $     --                   $ 17,815

Interest Expense ........................................           694             --    $ 6,576 (3)       7,270
                                                               --------       --------                   --------

Net interest income before provision for loan losses ....        17,121             --                     10,545
Provision for loan losses ...............................           105             --                        105
                                                               --------       --------                   --------
  Net interest income after provision for loan losses ...        17,016             --                     10,440

Operating income:
  Real estate investments ...............................         4,244          7,427                     11,671
  Other .................................................            21             --                         21
                                                               --------       --------                   --------
                                                                  4,265 (2)      7,427                     11,692

Operating expenses ......................................         6,215 (2)      2,619      1,820 (4)      10,654

Loss on securities held for trading .....................       (13,958)            --                    (13,958)
                                                               --------       --------                   --------

Income (loss) before minority interest ..................         1,108          4,808                     (2,480)
Minority interest in net loss of operating partnership ..           181             --                        181
                                                               --------       --------                   --------
          Net income (loss) .............................      $  1,289       $  4,808                   $ (2,299)
                                                               ========       ========                   ========

Funds from operations ...................................      $ 15,729                                  $ 13,961
                                                               ========                                  ========

(1)   Historical  results are based upon actual  results of  operations  for the
      10.5 month period from May 14, 1997 through March 31, 1998.

(2) For purposes of this pro forma statement, historical operating expenses of the Company include approximately $2.0 million of expenses which are included in operating income in the Company's Consolidated Statement of Operations for the period from May 14, 1997 through December 31, 1997 and the period January 1, 1998 through March 31, 1998.

(3) Represents interest expense on the $75.0 million loan from Salomon Brothers Realty Corp. at LIBOR plus 175 basis Points (7.44%at April 8,
      1998) and from $25.2 million of borrowings from other sources at approximately the same rate. If the LIBOR rate were to change by 12.5 basis points, interest expense would change by approximately $123,000 during a one year period.

(4) Represents depreciation expense on an $81.2 million valuation of the building for financial reporting purposes and a 39 year useful life.

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